UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/21/2004

TORCHMARK CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-8052

DE	63-0780404
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2001 THIRD AVENUE SOUTH, BIRMINGHAM, AL 35233
(Address of Principal Executive Offices, Including Zip Code)

205-325-4243
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.04.    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

In a Form 8-K dated October 18, 2004, it was reported that the Torchmark Corporation Savings and Investment Plan (TMK Thrift Plan) and the Liberty National Life Insurance Company 401(K) Plan (LNL 401(K) Plan) would change their investment fund options and record keepers. The new investment provider and record keeper was to be ING National Trust. These changes necessitated blackout periods for the participants in each of these plans where participants were temporarily unable to direct or diversify investments in their individual accounts, rollover or transfer assets from these plans to another plan or from another plan to these plans, obtain in-service or hardship withdrawals or obtain distributions from the plans. The class of equity securities that was subject to the blackout period was Torchmark Corporation's common stock.

The blackout period for the TMK Thrift Plan and the LNL 401(K) Plan during which participants and beneficiaries were not able to obtain a withdrawal or a distribution from these plans began at 3:00 p.m. EST on November 18, 2004 and ended during the week of December 20, 2004 at 10:15 a.m. CDT on December 21, 2004. The blackout period for the TMK Thrift Plan and the LNL 401(K) Plan during which participants and beneficiaries were not able to direct or diversify investments in their individual account, rollover or transfer assets from these plans to another plan or from another plan to these plans, or access their individual account for inquiry purposes began at 3:00 p.m. EST on November 24, 2004 and ended during the week of December 20, 2004 at 10:15 a.m. CDT on December 21, 2004. Notices of this blackout period were sent to all the plans' participants and beneficiaries as required under Department of Labor regulations, as well as to all members of the Torchmark Board of Directors and all persons subject to Securities Exchange Act of 1934 Section 16 reporting on October 18, 2004.

Questions about Section 306 (a) of the Sarbanes-Oxley Act were addressed to Larry Hutchison at Torchmark Corporation, 3700 South Stonebridge Drive, McKinney, Texas 75070 (972-569-3245) or Carol McCoy at Torchmark Corporation, 2001 Third Avenue South, Birmingham, Alabama 35233 (205-325-4243). Questions concerning the Blackout Period or the Blackout Period Notice were addressed to Dennis Luft at Liberty National Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233 (205-325-2812).

Item 9.01.    Financial Statements and Exhibits

(a)        Financial statements of businesses acquired.

Not applicable.

(b)        Pro forma financial information.

Not applicable.

(c)        Exhibits.

None.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

TORCHMARK CORP

Date: December 21, 2004.	By:	/s/ Carol A. McCoy
Carol A. McCoy
Vice President, Associate Counsel and Secretary